Exhibit 10.1

EXECUTION COPY

EIGHTH AMENDMENT TO SECURED LOAN AND SERVICING AGREEMENT

THIS EIGHTH AMENDMENT, dated as of May 21, 2009 (this “Amendment”), is entered into in connection with that certain Secured Loan and Servicing Agreement, dated as of August 26, 2005 (as amended, supplemented, restated or replaced from time to time, the “Secured Loan and Servicing Agreement”), by and among NewStar Short-Term Funding LLC, as the borrower (together with its successors and assigns in such capacity, the “Borrower”), NewStar Financial, Inc., as the originator (together with its successors and assigns in such capacity, the “Originator”) and as the servicer (together with its successors and assigns in such capacity, the “Servicer”), MMP-7 Funding, LLC, as the lender (as successor by assignment from MMP-5 Funding, LLC, together with its successors and assigns in such capacity, the “Lender”), NATIXIS Financial Products Inc. (formerly known as IXIS Financial Products Inc.), as the Administrative Agent (together with its successors and assigns in such capacity, the “Administrative Agent”), and U.S. Bank National Association, as the trustee (together with its successors and assigns in such capacity, the “Trustee”). Capitalized terms used but not defined herein shall have the meanings provided in the Secured Loan and Servicing Agreement.

R E C I T A L S

WHEREAS, the parties hereto entered into that certain Secured Loan and Servicing Agreement; and

WHEREAS, the parties hereto desire to amend the Secured Loan and Servicing Agreement in certain respects as provided herein.

NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

A.	AMENDMENTS.

1. The front cover is hereby amended by replacing the number “$75,000,000” with the number “$50,000,000”.

2. The definition of “Facility Amount” in Section 1.1 is hereby amended by replacing the number “$75,000,000” with the number “$50,000,000”.

3. Clause (a) of Section 2.1 is hereby amended by replacing the number “$75,000,000” with the number “$50,000,000” in the last sentence thereof.

4. The dollar amount set forth opposite the Lender’s signature on the signature page under the heading “Commitment” is hereby amended by replacing said number with the number “50,000,000”.

5. The definition of “Advance Rate” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

“Advance Rate”: With respect to any type of Loan on any date of determination, the corresponding percentage set forth below with “Newly Originated” referring to Middle Market Loans originated (excluding refinancing of Loans previously held by Affiliates) within 90 days prior to the date such Middle Market Loans are transferred to the Borrower and “Previously Originated” referring to Middle Market Loans originated more than 90 days prior to the date such Middle Market Loans are transferred to the Borrower:

Middle Market Loans

Classification	Advance Rate
	Newly Originated	Previously Originated
First Lien Loan	60%	50%

For purposes of calculating the applicable Advance Rate in the above table the percentage shown under the heading “Advance Rate” shall be multiplied by (i) the principal balance of the related Loan if purchased at a price of 97% or higher or (ii) the purchase price is the related Loan if purchased at a price less than 97%.

6. Clause (a) of the definition of “Change-in-Control” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(a) [Reserved];”.

7. Clause (y)(i) of the definition of “Eligible Loan” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(y)(i) if such Loan is a Middle Market Loan, such Loan has an S&P Rating and a Moody’s Rating greater than “CCC+” and “Caa1”, respectively;”.

8. Clause (dd) of the definition of “Eligible Loan” in Section 1.1 to the Secured Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(dd) as of any date of determination, the time period since the date of its Grant to the Trustee hereunder does not exceed 90 days”.

9. Clause (gg) of the definition of “Eligible Loan” in Section 1.1 to the Secured Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(gg) such Loan is not delinquent in payment;”.

10. Clause (ii) of the definition of “Eligible Loan” in Section 1.1 to the Secured Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(ii) [Reserved];”.

11. Clause (pp) of the definition of “Eligible Loan” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended by inserting the phrase “other than a Participation from the Originator or one of its wholly owned Affiliates to the Borrower” after the word “Participation” in the first line and before the “,”.

12. Clause (yy) of the definition of “Eligible Loan” in Section 1.1 to the Secured Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(yy) upon and after May 22, 2009, if such Loan is an ABS Direct Loan, a Real Estate Loan (including, without limitation, a Senior Secured Real Estate Loan, a B-Note Loan or a Mezzanine Loan) or a Middle Market Loan that is a DIP Loan, a Second Lien Loan or a Subordinated Loan, such Loan will not be an Eligible Loan and shall not be added as part of the Collateral.”

13. Clause (zz) of the definition of “Eligible Loan” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(zz) (A) such Loan is freely transferable (by participation or otherwise) and assignable by the lender thereunder or, if the consent of the related Obligor is required in connection with any such transfer or assignment of such Loan, such consent may not be unreasonably withheld and (B) such Loan (including any portions thereof) may not be assigned or transferred to the related Obligor or any of its Affiliates.”

14. Clause (a)(ii) of the definition of “Moody’s Rating” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(iii) if such Loan is not rated by Moody’s or S&P, a rating as determined by the Servicer in accordance with its Credit and Collection Policy and the Servicing Standard”.

15. The definition of “Middle Market Loan” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

“Middle Market Loan” Each First Lien Loan or Participation thereof.

16. The definition of “Participations” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended by deleting the phrase “loan obligation” and replacing it with the word “Eligible Loan”.

17. The definition of “Required Loan Documents” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended by adding the following at the end thereof:

“For each Participation, an original participation agreement or participation instrument by and between the Selling Institution and the Borrower or from the Selling

Institution to the Borrower, as applicable, together with the Required Loan Documents (with such defined term modified as appropriate under such circumstances) relating to the underlying Loan evidencing the ownership of such Loan in the Selling Institution.”

18. The definition of “Selling Institution” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

“Selling Institution”: An institution, the Originator or any wholly owned Affiliate of the Originator from which the originator acquires a Participation which it sells to the Borrower or from which the Borrower acquires a Participation, as applicable.”

19. The definition of “Termination Date” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended by deleting the date “May 22, 2009” and replacing it with the date, “May 21, 2010”.

20. The definition of “Transfer Document” in Section 1.1 of the Secured Loan and Servicing Agreement is hereby amended by inserting the phrase “or Participation” after the word “assignment” and before the word “of” in the second line of such definition.

21. Section 2.1 of the Agreement is hereby amended by inserting the following new clause (e) after clause (d):

“(e) Notwithstanding anything contained in this Section 2.1 or contained herein, on and after May 22, 2009, the Borrower shall be prohibited from and shall cease from acquiring ABS Direct Loans, Real Estate Loans (including, without limitation, Senior Secured Real Estate Loans, B-Note Loans or Mezzanine Loans) or Middle Market Loans that are DIP Loans, Second Lien Loans or Subordinated Loans. ABS Direct Loans, Real Estate Loans (including, without limitation, Senior Secured Real Estate Loans, B-Note Loans or Mezzanine Loans) or Middle Market Loans that are DIP Loans, Second Lien Loans or Subordinated Loans shall be prohibited from becoming part of the Collateral without the consent of the Administrative Agent.”

22. Clauses (f), (r) and (s) of Section 6.18 of the Secured Loan and Servicing Agreement are hereby respectively amended and restated in their entirety as follows:

“(f) [Reserved]; “

“(r) [Reserved]; or”

“(s) [Reserved].”

23. Clause (p) of Section 6.18 of the Secured Loan and Servicing Agreement are hereby respectively amended and restated in their entirety as follows:

“(p) any change in the management of the Servicer (whether by resignation, termination, disability, death or lack of day to day management) which would result in the failure of at least three of Robert Clemmens, Peter Schmidt-Fellner, Robert Brown, John Bray, Timothy Conway or John Frishkopf to provide active and material participation in the Servicer’s daily activities including, but not limited to, general management, underwriting and the credit approval process and credit monitoring activities, which no later than 60 days after the occurrence of any event specified above is not cured by the Servicer hiring or appointing an existing employee who is a reputable, experienced, individual reasonably satisfactory to the Administrative Agent to replace the Person who is no longer actively participating in the management of the Servicer or which is not waived in writing by the Administrative Agent; provided, however, that time relating to an individual’s vacation within the Servicer’s employee policy and customary industry standards shall not constitute lack of day to day management or failure to provide active and material participation in the Servicer’s daily activities.”

24. Section 10.1(r) of the Secured Loan and Servicing Agreement is hereby amended and restated in its entirety as follows:

“(r) [Reserved]; or”.

B.	AGREEMENTS IN FULL FORCE AND EFFECT AS AMENDED AND WAIVED.

Except as specifically amended and waived hereby, all provisions of the Secured Loan and Servicing Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Secured Loan and Servicing Agreement, “hereof,” “herein,” or words of similar effect referring to the Secured Loan and Servicing Agreement shall be deemed to mean the Secured Loan and Servicing Agreement as amended hereby. This Amendment shall not constitute a novation of the Secured Loan and Servicing Agreement, but shall constitute an amendment and a one-time waiver thereof. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Secured Loan and Servicing Agreement other than as expressly set forth herein.

C.	REPRESENTATIONS AND WARRANTIES.

Each of the Originator, the Borrower and the Servicer represents and warrants with respect to itself as of the date of this Amendment as follows:

(a) it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

(b) the execution, delivery and performance by it of this Amendment are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;

(c) no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment by or against it;

(d) this Amendment has been duly executed and delivered by it;

(e) this Amendment constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity;

(f) it is not in default under the Secured Loan and Servicing Agreement; and

(g) after giving effect to this Amendment, there is no Termination Event, Unmatured Termination Event, or Servicer Default.

D.	CONDITIONS TO EFFECTIVENESS.

The effectiveness of this Amendment is conditioned upon delivery of executed signature pages by all parties hereto to the Administrative Agent.

E.	MISCELLANEOUS.

(a) This Amendment may be executed in any number of counterparts (including by facsimile), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.

(b) The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.

(c) This Amendment may not be amended or otherwise modified except as provided in the Secured Loan and Servicing Agreement.

(d) The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.

(e) Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.

(f) This Amendment represents the final agreement between the parties only with respect to the subject matter expressly covered hereby and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements between the parties. There are no unwritten oral agreements between the parties.

(g) By its signature below, the Administrative Agent acknowledges that this Amendment shall constitute the notice required by Section 2.1(d) of the Secured Loan and Servicing Agreement. In addition, the Administrative Agent hereby authorizes and directs the Trustee to execute and deliver this Amendment.

(h) THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

THE BORROWER	NEWSTAR SHORT-TERM FUNDING LLC

	By:	Newstar Financial, Inc., its Designated Manager

	By:	/s/ JOHN J. FRISHKOPF
	Name:	John J. Frishkopf
	Title:	Treasurer

THE ORIGINATOR AND SERVICER:	NEWSTAR FINANCIAL, INC.

	By:	/s/ JOHN J. FRISHKOPF
	Name:	John J. Frishkopf
	Title:	Treasurer

THE LENDER:	MMP-7 FUNDING, LLC

	By:	/s/ BERNARD J. ANGELO
	Name:	Bernard J. Angelo
	Title:	Vice President

THE ADMINISTRATIVE AGENT:	NATIXIS FINANCIAL PRODUCTS INC.

	By:	/s/ DAVID D. POWER
	Name:	David D. Power
	Title:	Managing Director

	By:	/s/ ADAM W. TRUE
	Name:	Adam W. True
	Title:	Managing Director, Senior Counsel

NewStar-Amendment No. 7 & Waiver to SLSA

THE TRUSTEE:	U.S. BANK NATIONAL ASSOCIATION, not in its individual capacity but solely as Trustee

	By:	/s/ KYLE RUTH HARCOURT
	Name:	Kyle Ruth Harcourt
	Title:	Vice President

NewStar-Amendment No. 7 & Waiver to SLSA